UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2010.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-141948

BA CREDIT CARD FUNDING, LLC
(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION
 (Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

Addition of Enhancement

As previously reported, on March 2, 2009, in response to rating agency actions and deteriorating performance of the portfolio of credit card receivables, BA Credit Card Funding, LLC ("Funding") caused BA Master Credit Card Trust II ("Master Trust II") to issue a subordinate class called the Class D Certificates to provide credit enhancement to every outstanding BA Credit Card Trust ("BACCT") note and Master Trust II investor certificate.

On March 31, 2010, as specifically permitted by the terms of the transaction documents and in response to further rating agency actions and further deterioration in the performance of the portfolio of credit card receivables, Funding took the following additional actions affecting every outstanding BACCT note and Master Trust II investor certificate:

Additional Enhancement for Linked Series

•
Increase in Class D Certificates for Series 1997-B, 2000-E, 2000-H, 2001-B and 2001-C.  As specifically permitted under the terms of Section 13.01(a) of the Second Amended and Restated Pooling and Servicing Agreement for Master Trust II, Funding caused Master Trust II to increase the amount of the subordinate Class D Certificates that provide credit enhancement to every outstanding Master Trust II investor certificate, thereby increasing the amount of credit enhancement supporting those certificates.  These increased Class D Certificates will continue to receive no interest payments and will continue to absorb losses due to investor charge-offs prior to any other outstanding class of Master Trust II investor certificates.  Following the increase, the Class D Certificates provide a total of 16.00% credit enhancement to the respective Master Trust II investor certificates that they support.  Funding also anticipates that it will continue to own all of the Class D Certificates.

The amendments necessary to effectuate the increase in the Class D Certificates were executed on March 31, 2010 and are included as Exhibits 4.1 to 4.5 to this current report on Form 8-K.

Additional Enhancement for De-Linked Series

•
Increase in Series 2001-D Class D Certificate and Required Level of Enhancement Provided by Series 2001-D Class D Certificate.  As specifically permitted under the terms of the Third Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and Servicing Agreement for Master Trust II, Funding caused Master Trust II to increase the Class D Required Investor Interest, and thereby increase the amount of the subordinate Series 2001-D Class D Certificate that provides credit enhancement to every outstanding BACCT note.  The increased Series 2001-D

Class D Certificate will continue to receive no interest payments and will continue to absorb losses due to investor charge-offs prior to any outstanding class of BACCT notes.  Following the increase, the Series 2001-D Class D Certificate provides a total of 10.50% credit enhancement to the BACCT notes.  Funding also anticipates that it will continue to own the Series 2001-D Class D Certificate.

The Class D Required Investor Interest is the amount of the Series 2001-D Class D Certificate that is required to be outstanding and available to provide credit enhancement to the Series 2001-D Collateral Certificate, and therefore the BACCT notes, on the date when any BACCT notes are issued.  The amount of the Series 2001-D Class D Investor Interest is variable, depending on the adjusted outstanding dollar principal amount of the BACCT notes.  Following the increase, the level of enhancement provided by the Series 2001-D Class D Certificate represents 10.50% of the sum of the adjusted outstanding dollar principal amount of the BACCT notes.

The changes necessary to effectuate the increase in the Class D Required Investor Interest, and thereby increase the amount of the subordinate Series 2001-D Class D Certificate, are set forth in an Addendum, executed on March 31, 2010, and included as Exhibit 4.6 to this current report on Form 8-K.

•
Increase in Required Level of Enhancement Provided by Class B Notes and Class C Notes.  As specifically permitted under the terms of each Class A Terms Document listed on Schedule A to the Omnibus Addendum included as Exhibit 4.7 to this current report on Form 8-K and each Class B Terms Document listed on Schedule A and Schedule B to the Omnibus Addendum included as Exhibit 4.8 to this current report on Form 8-K (each, a "Class A Terms Document" or a "Class B Terms Document," as the case may be), Funding caused BACCT to increase the required subordinated amounts of the Class A notes and the Class B notes, and thereby increase the required level of enhancement provided by each outstanding tranche of BACCT Class B notes and Class C notes.

The required subordinated amount of a senior class or tranche of BACCT notes is the amount of a subordinated class that is required to be outstanding and available to provide credit enhancement for that senior class or tranche on the date when the senior class or tranche of notes is issued.  The amount of the required subordinated amounts of the Class A notes and the Class B notes is variable, depending on the adjusted outstanding dollar principal amount of the BACCT notes.  Following the increase, (i) the level of enhancement provided by the Class B notes represents 11.25% and (ii) the level of enhancement provided by the Class C notes represents 10.00%, in each case calculated as a percentage of the sum of the adjusted outstanding dollar principal amount of the BACCT notes.

The changes necessary to effectuate the increase in the required subordinated amounts of the Class A notes and the Class B notes are set forth in the Omnibus Addenda, executed on March 31, 2010, and included as Exhibits 4.7 and 4.8 to this current report on Form 8-K.

We cannot assure you that the actions taken by Funding, as described in this current report on Form 8-K, will be sufficient to avoid, or mitigate the severity of, adverse rating agency actions that might otherwise have occurred if Funding had not taken these actions.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report:

Exhibit 4.1	First Amendment to Amended and Restated Series 1997-B Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.2	First Amendment to Amended and Restated Series 2000-E Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.3	First Amendment to Amended and Restated Series 2000-H Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.4	First Amendment to Amended and Restated Series 2001-B Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.5	First Amendment to Amended and Restated Series 2001-C Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.6	Addendum, dated as of March 31, 2010, to Third Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.7
Omnibus Addendum, dated as of March 31, 2010, to the Class A Terms Documents listed on Schedule A thereto to the Second Amended and Restated Indenture, dated as of October 20, 2006, as supplemented by the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, each between BACCT and The Bank of New York Mellon.

Exhibit 4.8
Omnibus Addendum, dated as of March 31, 2010, to the Class B Terms Documents listed on Schedule A and Schedule B thereto, to the Second Amended and Restated Indenture, dated as of October 20, 2006, as supplemented by the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, each between BACCT and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as
depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

By: /s/ Keith W. Landis
Name: Keith W. Landis
Title: Vice President

March 31, 2010

EXHIBIT INDEX

Exhibit No.                                                                Description

Exhibit 4.1	First Amendment to Amended and Restated Series 1997-B Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.2	First Amendment to Amended and Restated Series 2000-E Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.3	First Amendment to Amended and Restated Series 2000-H Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.4	First Amendment to Amended and Restated Series 2001-B Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.5	First Amendment to Amended and Restated Series 2001-C Supplement, dated as of March 31, 2010, to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.6	Addendum, dated as of March 31, 2010, to Third Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.7
Omnibus Addendum, dated as of March 31, 2010, to the Class A Terms Documents listed on Schedule A thereto to the Second Amended and Restated Indenture, dated as of October 20, 2006, as supplemented by the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, each between BACCT and The Bank of New York Mellon.

Exhibit 4.8
Omnibus Addendum, dated as of March 31, 2010, to the Class B Terms Documents listed on Schedule A and Schedule B thereto, to the Second Amended and Restated Indenture, dated as of October 20, 2006, as supplemented by the Amended and Restated BAseries Indenture Supplement, dated as of June 10, 2006, each between BACCT and The Bank of New York Mellon.